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                                                                    EXHIBIT 10.6



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                          REGISTRATION RIGHTS AGREEMENT

                                     BETWEEN



                        FIDELITY NATIONAL FINANCIAL, INC.

                                       AND

                       FIDELITY NATIONAL TITLE GROUP, INC.





                        DATED AS OF ______________, 2005








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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE I.  CERTAIN DEFINITIONS..............................................1

   Section 1.1.  Definitions.................................................1
   Section 1.2.  Interpretation..............................................4

ARTICLE II.  DEMAND REGISTRATION.............................................5

   Section 2.1.  Demand Registration.........................................5
   Section 2.2.  Piggyback Registrations.....................................7
   Section 2.3.  SEC Form S-3................................................9
   Section 2.4.  Holdback Agreements.........................................9
   Section 2.5.  Registration Procedures....................................10
   Section 2.6.  Suspension of Dispositions.................................13
   Section 2.7.  Registration Expenses......................................14
   Section 2.8.  Indemnification............................................14
   Section 2.9.  Transfer of Registration Rights............................17
   Section 2.10.  Rule 144..................................................17
   Section 2.11.  Preservation of Rights....................................17

ARTICLE III.  TERMINATION...................................................17

   Section 3.1.  Termination................................................17

ARTICLE IV.  MISCELLANEOUS..................................................18

   Section 4.1.  Notices....................................................18
   Section 4.2.  Authority..................................................19
   Section 4.3.  Governing Law..............................................19
   Section 4.4.  Successors and Assigns.....................................19
   Section 4.5.  Severability...............................................19
   Section 4.6.  Remedies...................................................19
   Section 4.7.  Waivers....................................................19
   Section 4.8.  Amendment..................................................20
   Section 4.9.  Counterparts...............................................20
   Section 4.10.  Entire Agreement..........................................20
   Section 4.11.  Descriptive Headings......................................20
   Section 4.12.  Construction..............................................20
   Section 4.13.  Arbitration...............................................20
   Section 4.14.  Consent to Jurisdiction...................................21
   Section 4.15.  Survival..................................................22

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                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is entered into as ______________________, 2005, by and between FIDELITY NATIONAL FINANCIAL, INC., a Delaware corporation ("FNF"), and FIDELITY NATIONAL TITLE GROUP, INC., a Delaware corporation (the "Company").

                                    RECITALS

         WHEREAS, FNF has undertaken a strategic restructuring plan, pursuant to which the Company has been formed and will be the holding company for all of FNF's title insurance subsidiaries and operations; and

         WHEREAS, in conjunction with this restructuring plan, the Parties have entered into a Separation Agreement dated as of _____________, 2005 (the "Separation Agreement"), pursuant to which certain businesses and subsidiaries will be transferred and assigned to the Company; and

         WHEREAS, in conjunction with the Separation Agreement, the Company will distribute a minority interest in the capital stock of the Company to the stockholders of FNF as a dividend (the "Distribution"), pursuant to a Registration Statement on Form S-1 filed by the Company with the SEC (the "Initial Registration Statement"); and

         WHEREAS, after the Distribution, FNF will continue to hold a majority of the capital stock of the Company; and

         WHEREAS, the Company has agreed to provide FNF with the registration rights specified in this Agreement following the Distribution with respect to any shares of Common Stock held by FNF or any other Holder, on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the covenants and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and FNF hereby agree as follows:

                         ARTICLE I. CERTAIN DEFINITIONS

         Section 1.1. Definitions. As used herein, the following terms shall have the following meanings with each such meaning being equally applicable to the singular or plural form of such word:

                  (i) "Adverse Effect" has the meaning specified in Section 2.1.

                  (ii) "Advice" has the meaning specified in Section 2.6.

                  (iii) "Agreement" has the meaning specified in the introductory paragraph hereof.

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                  (iv) "Business Day" means any day other than Saturday, Sunday or any other day on which banks are authorized or required to be closed in New York, New York.

                  (v) "Common Stock" has the meaning set forth in the recitals hereto.

                  (vi) "Company" has the meaning specified in the introductory paragraph hereof.

                  (vii) "Company Expenses" means all reasonable, out-of-pocket fees and expenses incident to any Registration including, without limitation, the Company's performance of or compliance with Article 2, fees and expenses of compliance with securities or "blue sky" laws, all registration and filing fees, all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, the fees and expenses incurred in connection with any listing or quotation of the Registrable Shares, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), the fees and expenses of any special experts retained by the Company in connection with such registration, and all commissions related to the registration or sales of the Registrable Shares, provided, however, that "Company Expenses" shall not included any Holder Expenses.

                  (viii) "Demand Registration" has the meaning set forth in
Section 2.1.

                  (ix) "Demand Request" has the meaning set forth in Section
2.1.

                  (x) "Demanding Shareholders" has the meaning set forth in
Section 2.1.

                  (xi) "Distribution" has the meaning set forth in the Recitals.

                  (xii) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

                  (xiii) "Excluded Registration" means a registration under the Securities Act of (i) securities pursuant to one or more Demand Registrations pursuant to Section 2 hereof, (ii) securities registered on Form S-8 or any similar successor form, and (iii) securities registered to effect the acquisition of, or combination with, another Person.

                  (xiv) "FNF" has the meaning specified in the introductory paragraph hereof.

                  (xv) "Holder Expenses" means all costs and expenses arising from or related to (i) all registration and filing fees, all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD; (ii) all underwriting discounts; and (iii) all commissions, and in the case of each of the preceding clauses, attributable to the sale of the Registrable Shares held by a Holder.

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                  (xvi) "Holder" means (i) FNF and (ii) any direct or indirect transferee of FNF who shall become a party to this Agreement in accordance with
Section 2.9 and has agreed in writing to be bound by the terms of this Agreement.

                  (xvii) "Initial Registration Statement" has the meaning set forth in the Recitals.

                  (xviii) "Inspectors" has the meaning specified in Section 2.5.

                  (xix) "Material Transaction" means any material transaction in which the Company or any of its subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation, tender offer or any other transaction that would require disclosure pursuant to the Exchange Act, and with respect to which the Board of Directors of the Company reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Company's or such subsidiary's ability to consummate such transaction in a timely fashion or require the Company of disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

                  (xx) "NASD" means the National Association of Securities Dealers, Inc.

                  (xxi) "Person" means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, trust, business association, group acting in concert, or any person acting in a representative capacity.

                  (xxii) "Piggyback Registration" has the meaning specified in
Section 2.2.

                  (xxiii) "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

                  (xxiv) "Records" has the meaning specified in Section 2.5.

                  (xxv) "Register," "registered" and "registration" shall mean and refer to a registration effected by preparing and filing a Registration Statement and taking all other actions that are necessary or appropriate in connection therewith, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

                  (xxvi) "Registrable Shares" means the Common Stock owned by the Holders, whether owned on the date hereof or acquired hereafter; provided, however, that shares of Common Stock that, pursuant to Section 3.1, no longer have registration rights hereunder shall not be considered Registrable Shares.

                  (xxvii) "Registration Statement" shall mean any registration statement of the Company in compliance with Section 5 of the Securities Act and the rules and regulations thereunder that covers Registrable Securities or other Shares pursuant to the provisions of this

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Agreement, including, without limitation, the Prospectus, all amendments and supplements to such registration statement, including all post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

                  (xxviii) "Registration" means a Demand Registration and/or a Piggyback Registration.

                  (xxix) "Requesting Holders" shall mean any Holder(s) requesting to have its (their) Registrable Shares included in any Demand Registration or Shelf Registration.

                  (xxx) "Required Filing Date" has the meaning specified in
Section 2.1.

                  (xxxi) "SEC" shall mean the Securities and Exchange
Commission.

                  (xxxii) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

                  (xxxiii) "Seller Affiliates" has the meaning specified in
Section 2.8.

                  (xxxiv) "Separation Agreement" has the meaning set forth in the Recitals.

                  (xxxv) "Shares" shall mean the outstanding Common Stock.

                  (xxxvi) "Shelf Registration" has the meaning specified in
Section 2.1.

                  (xxxvii) "Suspension Notice" has the meaning specified in
Section 2.6.

                  (xxxviii) "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which common equity securities of the Company are sold to an underwriter or through an underwriter as agent for reoffering to the public.

         Section 1.2. Interpretation. In this Agreement:

                  (i) Words in the singular shall include the plural and vice versa;

                  (ii) words shall include the common expansions, contractions and modifications of the root word;

                  (iii) any reference to a Person shall be construed as including a reference to its successors, permitted transferees and permitted assignees in accordance with their respective interests;

                  (iv) any reference to this Agreement or any other agreement or document shall be construed as a reference to that agreement or document as it may have been, or may from time to time be, amended, varied, novated, replaced or supplemented; and

                  (v) any reference to a law, decree, statute or other enactment shall be construed as a reference to such as it may have been, or may from time to time be, amended or

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re-enacted and any subordinate legislation made or thing done, or may from time to time be done, under the statute or enactment.

                        ARTICLE II. DEMAND REGISTRATION

         Section 2.1. Demand Registration.

                  (i) Request for Registration.


                              (a) Commencing on, any Holder or Holders of Registrable Shares shall have the right to require the Company to file a registration statement on Form S-1, S-2 or S-3, or any similar or successor to such forms under the Securities Act, for a public offering of all or part of its or their Registrable Shares (a "Demand Registration"), by delivering to the Company written notice stating that such right is being exercised, naming, if applicable, the Holders whose Registrable Shares are to be included in such registration (collectively, the "Demanding Shareholders"), specifying the number of each such Demanding Shareholder's Registrable Shares to be included in such registration and, subject to Section 2.1(iii) hereof, describing the intended method of distribution thereof (a "Demand Request"). The Initial Registration Statement shall not constitute a Demand Registration for any purpose under this Agreement.


                              (b) Each Demand Request shall specify the aggregate number of Registrable Shares proposed to be sold. Subject to
         Section 2.1(vi), the Company shall file the registration statement in respect of a Demand Registration as soon as practicable and, in any event, within forty-five (45) days after receiving a Demand Request (the "Required Filing Date") and shall use reasonable best efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, however, that:


                                        (A) the Company shall not be obligated
                  to effect a Demand Registration pursuant to Section 2.1(i)(a) within 90 days after the effective date of a previous
                  Demand Registration, other than a Shelf Registration pursuant to this Article 2;


                                        (B) the Company shall not be obligated
                  to effect a Demand Registration pursuant to Section 2.1(i)(a) unless the Demand Request is for a number of Registrable Shares with a market value that is equal to at least US$25 million as of the date of such Demand Request; and

                                        (C) the Company shall not be obligated
                  to effect pursuant to Section 2.1(i)(a) more than two (2) Demand Registrations during any rolling twelve (12) months period following the date hereof.

                  (ii) Shelf Registration. With respect to any Demand Registration, the Requesting Holders may request the Company to effect a registration of the Common Stock



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under a registration statement pursuant to Rule 415 under the Securities Act (or any successor rule) (a "Shelf Registration").

                  (iii) Selection of Underwriters. At the request of a majority of the Requesting Holders, the offering of Registrable Shares pursuant to a Demand Registration shall be in the form of a "firm commitment" Underwritten Offering. The Holders of a majority of the Registrable Shares to be registered in a Demand Registration shall select the investment banking firm or firms to manage the Underwritten Offering, provided, however, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld or delayed. No Holder may participate in any registration pursuant to Section 2.1(i) unless such Holder (x) agrees to sell such Holder's Registrable Shares on the basis provided in any underwriting arrangements described above and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that no such Holder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Holder's ownership of its or its Registrable Shares to be transferred free and clear of all liens, claims, and encumbrances, (ii) such Holder's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided, further, however, that the obligation of such Holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling Registrable Shares, and the liability of each such Holder will be in proportion thereto, and provided, further, however, that such liability will be limited to the net amount received by such Holder from the sale of its Registrable Shares pursuant to such registration.

                  (iv) Rights of Nonrequesting Holders. Upon receipt of any Demand Request, the Company shall promptly (but in any event within ten (10) days) give written notice of such proposed Demand Registration to all other Holders, who shall have the right, exercisable by written notice to the Company within twenty (20) days of their receipt of the Company's notice, to elect to include in such Demand Registration such portion of their Registrable Shares as they may request. All Holders requesting to have their Registrable Shares included in a Demand Registration in accordance with the preceding sentence shall be deemed to be "Requesting Holders" for purposes of this Section 2.1.

                  (v) Priority on Demand Registrations. No securities to be sold for the account of any Person (including the Company) other than a Requesting Holder shall be included in a Demand Registration unless the managing underwriter or underwriters shall advise the Requesting Holders in writing that the inclusion of such securities will not adversely affect the price, timing or distribution of the offering or otherwise adversely affect its success (an "Adverse Effect"). Furthermore, if the managing underwriter or underwriters shall advise the Requesting Holders that, even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Shares proposed to be included in such Demand Registration by Requesting Holders is sufficiently large to cause an Adverse Effect, the Registrable Shares of the Requesting Holders to be included in such Demand Registration shall equal the number of shares which the Requesting Holders are so advised can be sold in such offering without an Adverse Effect and such shares shall be allocated pro rata among the



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Requesting Holders on the basis of the number of Registrable Shares requested to be included in such registration by each such Requesting Holder.

                  (vi) Deferral of Filing. The Company may defer the filing (but not the preparation) of a registration statement required by this Section 2.1 until a date not later than ninety (90) days after the Required Filing Date if
(i) a Material Transaction exists at the time of such Required Filing Date; (ii) at the time the Company receives the Demand Request, the Company or any of its Subsidiaries are engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company or a committee of the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders, or (iii) prior to receiving the Demand Request, the Company had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 2.1(vi) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (iii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 2.1(vi), the Company shall promptly (but in any event within ten (10) days), upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 2.1(vi) and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within twenty (20) days after receiving such certificate, the holders of a majority of the Registrable Shares held by the Requesting Holders and for which registration was previously requested may withdraw such Demand Request by giving notice to the Company; if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Agreement. The Company may defer the filing of a particular registration statement pursuant to this Section 2.1(vi)(a) once in any twelve
(12) month rolling period.

         Section 2.2. Piggyback Registrations.

                  (i) Right to Piggyback. Each time the Company proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any securityholder of the Company) (a "Piggyback Registration"), the Company shall give prompt written notice to each Holder of Registrable Shares (which notice shall be given not less than twenty
(20) days prior to the anticipated filing date of the Company's registration statement), which notice shall offer each such Holder the opportunity to include any or all of its Registrable Shares in such registration statement, subject to the limitations contained in Section 2.2(ii) hereof. Each Holder who desires to have its Registrable Shares included in such registration statement shall so advise the Company in writing (stating the number of shares desired to be registered) within ten (10) days after the date of such notice from the Company. Any Holder shall have the right to withdraw such Holder's request for inclusion of such Holder's Registrable



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Shares in any registration statement pursuant to this Section 2.2(i) by giving written notice to the Company of such withdrawal. Subject to Section 2.2(ii) below, the Company shall include in such registration statement all such Registrable Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

                  (ii) Priority on Piggyback Registrations.

                              (a) If a Piggyback Registration is an Underwritten Offering and was initiated by the Company, and if the managing underwriter advises the Company that the inclusion of Registrable Shares requested to be included in the Registration Statement would cause an Adverse Effect, the Company shall include in such registration statement (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Shares requested to be included in such registration, pro rata among the Holders of such Registrable Shares on the basis of the number of Registrable Shares owned by each such Holder, and (iii) third, any other securities requested to be included in such registration. If as a result of the provisions of this Section 2.2(ii)(a) any Holder shall not be entitled to include all Registrable Shares in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Shares in such registration statement.

                              (b) If a Piggyback Registration is an Underwritten Offering and was initiated by a security holder of the Company, and if the managing underwriter advises the Company that the inclusion of Registrable Shares requested to be included in the Registration Statement would cause an Adverse Effect, the Company shall include in such registration statement (i) first, the securities requested to be included therein by the security holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, and (ii) second, any other securities requested to be included in such registration (including securities to be sold for the account of the Company). If as a result of the provisions of this Section 2.2(ii)(b) any Holder shall not be entitled to include all Registrable Shares in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include Registrable Shares in such registration statement.

                              (c) No Holder may participate in any registration statement in respect of a Piggyback Registration hereunder unless such Holder (x) agrees to sell such Holder's Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and
         (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents, each in customary form, reasonably required under the terms of such underwriting arrangements; provided, however, that no such Holder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Holder's ownership of its Registrable Shares to be sold or transferred free and clear of all liens, claims, and encumbrances, (ii) such Holder's power and authority to effect such transfer, and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested; provided, further, however, that the obligation of such Holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling Registrable Shares, and the liability of each such Holder will be in proportion to, and provided, further, that such liability will be limited to, the net amount received by such Holder from the sale of its Registrable Shares pursuant to such registration.

                  (iii) Selection of Underwriters. If any Piggyback Registration is an Underwritten Offering and any Registrable Shares will be included in such offering, then the investment banking firm(s) selected to manage the offering shall be selected with the prior consent of the Holders of a majority of the Registrable Shares to be included in such Piggyback Registration, which consent shall not be unreasonably withheld, provided that if FNF or Affiliates thereof are included among the Holders whose Registrable Shares will be included in the Piggyback Registration, then such selection shall also be with the prior consent of FNF (which consent shall not be unreasonably withheld).

         Section 2.3. SEC Form S-3. The Company shall use its reasonable best efforts to cause Demand Registrations to be registered on Form S-3 (or any successor form) once the Company becomes eligible to use Form S-3, and if the Company is not then eligible under the Securities Act to use Form S-3, Demand Registrations shall be registered on the form for which the Company then qualifies. The Company shall use its reasonable best efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its reasonable best efforts to remain so eligible.

         Section 2.4. Holdback Agreements.

                  (i) The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any registration statement in connection with a Demand Registration (other than a Shelf Registration) or a Piggyback Registration, except pursuant to registrations on Form S-4 or Form S-8 or any successor form or unless the underwriters managing any such public offering otherwise agree.

                  (ii) If any Holders of Registrable Shares notify the Company in writing that they intend to effect an underwritten sale of Common Stock registered pursuant to a Shelf Registration pursuant to Article 2 hereof, the Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the seven days prior to and during the 90-day period beginning on the date such notice is received, except pursuant to registrations on Form S-4 or Form S-8 or any successor form or unless the underwriters managing any such public offering otherwise agree.

                  (iii) Each Holder agrees, in the event of an Underwritten Offering by the Company (whether for the account of the Company or otherwise), not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, including any sale pursuant to Rule 144 under

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the Securities Act (except as part of such Underwritten Offering), during the 7 days prior to, and during the 90-day period (or such lesser period as the lead or managing underwriters may require) beginning on, the effective date of the registration statement for such Underwritten Offering (or, in the case of an offering pursuant to an effective shelf registration statement pursuant to Rule 415, the pricing date for such Underwritten Offering).

         Section 2.5. Registration Procedures. Whenever any Holder has requested that any Registrable Shares be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof as promptly as is practicable, and pursuant thereto the Company will as expeditiously as possible:

                  (i) prepare and file with the SEC, pursuant to Section 2.1(i)(b) with respect to any Demand Registration, a registration statement on any appropriate form under the Securities Act with respect to such Registrable Shares and use its reasonable best efforts to cause such registration statement to become effective, provided that as far in advance as practicable before filing such registration statement or any amendment thereto, the Company will furnish to the selling Holders copies of reasonably complete drafts of all such documents prepared to be filed (including exhibits), and any such Holder shall have the opportunity to object to any information contained therein and the Company will make corrections reasonably requested by such Holder with respect to such information prior to filing any such registration statement or amendment;

                  (ii) except in the case of a Shelf Registration, prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the Prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days (or such lesser period as is necessary for the underwriters in an Underwritten Offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (iii) in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such registration statement and the Prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares subject thereto for a period ending on the earlier of (x) 24 months after the effective date of such registration statement and (y) the date on which all the Registrable Shares subject thereto have been sold pursuant to such registration statement;

                  (iv) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the Prospectus included in such registration statement (including each preliminary Prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section
2.6 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the

Prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such Prospectus, amendment or supplement is a part);

                           (v) use its reasonable best efforts to register or
qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests (or, in the event the registration statement does not relate to an Underwritten Offering, as the holders of a majority of such Registrable Shares may reasonably request); use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller to consummate the disposition of the Registrable Shares owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

                           (vi) promptly notify each seller and each underwriter
and (if requested by any such Person) confirm such notice in writing (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (C) of the happening of any event which makes any statement made in a registration statement or related Prospectus untrue or which requires the making of any changes in such registration statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (vii) permit any selling Holder, which in such
Holder's sole and exclusive judgment, might reasonably be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

                           (viii) make reasonably available members of
management of the Company, as selected by the Holders of a majority of the Registrable Shares included in such registration, for assistance in the selling effort relating to the Registrable Shares covered by such registration, including, but not limited to, the participation of such members of the Company's management in road show presentations;

                           (ix) otherwise use its reasonable best efforts to
comply with all applicable rules and regulations of the SEC, including the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and make generally available to the Company's securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than thirty (30) days after the end of the twelve (12) month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a registration statement, which earnings statement shall cover said twelve (12) month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

                           (x) if requested by the managing underwriter or any
seller promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Shares being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment;

                           (xi) as promptly as practicable after filing with the
SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each seller;

                           (xii) cooperate with the sellers and the managing
underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

                           (xiii) promptly make available for inspection by any
seller, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (x) if
(A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing, unless prior to furnishing any such information with respect to clause
(B), such Holder of Registrable Shares requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further, that each Holder of Registrable Shares agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

                           (xiv) furnish to each seller and underwriter a signed
counterpart of (A) an opinion or opinions of counsel to the Company, and (B) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests;

                           (xv) cause the Registrable Shares included in any
registration statement to be (A) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (B) quoted on the NASD Automated Quotation System or the Nasdaq National Market if similar securities issued by the Company are quoted thereon;

                           (xvi) provide a transfer agent and registrar for all
Registrable Securities registered hereunder;

                           (xvii) cooperate with each seller and each
underwriter participating in the disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the NASD;

                           (xviii) during the period when the Prospectus is
required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

                           (xix) notify each seller of Registrable Shares
promptly of any request by the SEC for the amending or supplementing of such registration statement or Prospectus or for additional information;

                           (xx) enter into such agreements (including
underwriting agreements in the managing underwriter's customary form) as are customary in connection with an Underwritten Registration; and

                           (xxi) advise each seller of such Registrable Shares,
promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

         Section 2.6. Suspension of Dispositions. Each Holder agrees by acquisition of any Registrable Shares that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 2.5(vi)(C), such Holder will forthwith discontinue disposition of Registrable Shares until such Holder's receipt of the copies of the supplemented or amended Prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Sections 2.5(ii) and 2.5(iii) shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended Prospectus or the Advice. The Company shall use its reasonable best efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

         Section 2.7. Registration Expenses. All Company Expenses incident to any Registration shall be borne by the Company, (unless paid by a security holder that is not a Holder for whose account the registration is being effected). All Holder Expenses incident to any Registration shall be borne by the Holders pro rata on the basis of the number of shares so registered whether or not any registration statement becomes effective. The fees and expenses of any counsel, accountants, or other Persons retained or employed by any Holder shall borne solely by such Holder.

         Section 2.8. Indemnification.

                           (i) The Company agrees to indemnify and reimburse, to
the fullest extent permitted by law, each seller of Registrable Shares, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the "Seller Affiliates") (A) against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, attorneys' fees and disbursements except as limited by Section 2.8(iii)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, Prospectus, or preliminary Prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (C) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, or such violation of the Securities Act or Exchange Act, to the extent that any such expense or cost is not paid under subparagraph (A) or (B) above; except insofar as any such statements are made in reliance upon and in strict conformity with information furnished in writing to the Company by such seller or any Seller Affiliate for use therein or arise from such seller's or any Seller Affiliate's failure to deliver a copy of the registration statement or Prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this
Section 2.8(i) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                           (ii) In connection with any registration statement in
which a seller of Registrable Shares is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or Prospectus and, to the fullest extent permitted by law, each such seller will indemnify the Company and each of its employees, advisors, agents, representatives, partners, officers and directors and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof against any and all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 2.8(iii)) resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, Prospectus, or any preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates specifically for inclusion in the registration statement; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement; provided, however, that such seller of Registrable Shares shall not be liable in any such case to the extent that prior to the filing of any such registration statement or Prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such registration statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

                           (iii) Any Person entitled to indemnification
hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (B) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (X) the indemnifying party has agreed to pay such fees or expenses, or (Y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (1) such settlement or compromise contains a full and unconditional release of the indemnified party or (2) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

                           (iv) Each party hereto agrees that, if for any reason
the indemnification provisions contemplated by Section 2.8(i) or Section 2.8(ii) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(iv) were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.8(iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in
Section 2.8(iii), defending any such action or claim. Notwithstanding the provisions of this Section 2.8(iv), no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Shares exceeds the amount of damages which such Holder has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in any registration statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto related to such sale of Registrable Shares. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this
Section 2.8(iv) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint. If indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.8(i) and Section 2.8(ii) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.8(iv) subject, in the case of the Holders, to the limited dollar amounts set forth in Section 2.8(ii).

                           (v) The indemnification and contribution provided for
under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

         Section 2.9. Transfer of Registration Rights. The rights of each Holder under this Agreement may be assigned to any direct or indirect transferee of a Holder who agrees in writing to be subject to and bound by all the terms and conditions of this Agreement.

         Section 2.10. Rule 144. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holders, make publicly available other information) and will take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any Holder, the Company will deliver to such parties a written statement as to whether it has complied with such requirements and will, at its expense, forthwith upon the request of any such Holder, deliver to such Holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's SEC file number, (d) the number of shares of each class of capital stock outstanding as shown by the most recent report or statement published by the Company, and
(e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

         Section 2.11. Preservation of Rights. The Company will not (i) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder or (ii) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Holders in this Agreement.

                            ARTICLE III. TERMINATION

         Section 3.1. Termination. The Holders may exercise the registration rights granted hereunder in such manner and proportions as they shall agree among themselves. The registration rights hereunder shall cease to apply to any particular Registrable Share when: (a) a registration statement with respect to the sale of such shares of Common Stock shall have become effective under the Securities Act and such shares of Common Stock shall have been disposed of in accordance with such registration statement; (b) such shares of Common Stock shall have been sold to the public pursuant to Rule 144 under the Securities Act (or any successor provision); (c) such shares of Common Stock shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force; (d) such shares shall have ceased to be outstanding or (e) in the case of Registrable Shares held by a Holder that is not FNF or any Affiliate thereof, when such Registrable Shares are eligible for sale pursuant to Rule 144(k) under the Securities Act (or any successor provision). The Company shall promptly upon the request of any Holder furnish to such Holder evidence of the number of Registrable Shares then outstanding.

                           ARTICLE IV. MISCELLANEOUS

         Section 4.1. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by facsimile with receipt confirmed (followed by delivery of an original via overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.1:

If to the Company:

                  Fidelity National Title Group, Inc.
                  601 Riverside Avenue
                  Jacksonville, FL 32204
                  Attn: General Counsel
                  Telephone: 904-854-8100

If to FNF:

                  Fidelity National Financial, Inc.
                  601 Riverside Avenue
                  Jacksonville, FL 32204
                  Attn: General Counsel
                  Telephone: 904-854-8100

If to any other Holder, the address indicated for such Holder in the Company's stock transfer records with copies, so long as FNF owns any Registrable Shares, to FNF as provided above. Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if sent via facsimile; when receipt is confirmed by the sender's equipment; and five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee). Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 4.2. Authority. Each of the parties hereto represents to the other that (i) it has the corporate power and authority to execute, deliver and perform this Agreement, (ii) the execution, delivery and performance of this Agreement by it has been duly authorized by all necessary corporate action and no such further action is required, (iii) it has duly and validly executed and delivered this Agreement, and (iv) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

         Section 4.3. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Florida without application of the conflict of laws provisions thereof.

         Section 4.4. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall be binding upon and benefit the Company, each Holder, and their respective successors and assigns.

         Section 4.5. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties to this Agreement shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

         Section 4.6. Remedies. Each party hereto shall be entitled to enforce its rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

         Section 4.7. Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in a writing signed by the party against whom the existence of such waiver is asserted. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by either party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

         Section 4.8. Amendment. This Agreement may not be amended or modified in any respect except by a written agreement signed by the Company, FNF (so long as FNF owns any Common Stock) and the Holders of a majority of the then outstanding Registrable Shares.

         Section 4.9. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties to each such agreement in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of any such Agreement.

         Section 4.10. Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         Section 4.11. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         Section 4.12. Construction. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

         Section 4.13. Arbitration. All disputes arising under this Agreement shall be resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Expedited rules shall apply regardless of the amount at issue. Arbitration proceedings hereunder may be initiated by the any party making a written request to the American Arbitration Association, together with any appropriate filing fee, at the office of the American Arbitration Association in Orlando, Florida. All arbitration proceedings shall be held in Jacksonville, Florida in a location to be specified by the Arbitrators (or any place agreed to by the parties and the Arbitrators). If the amount at issue is less than US$100,000.00, then arbitration shall be by one Arbitrator experienced in the matters at issue and jointly selected by the parties (provided, that, if the parties cannot agree on an Arbitrator within fifteen (15) days after notice of commencement of arbitration, the American Arbitration Association shall, upon the request of any party to the dispute or difference, appoint the Arbitrator). If the amount at issue is US$100,000.00 or more, then arbitration shall be by a panel of three qualified Arbitrators experienced in the matters at issue. Each party shall choose one Arbitrator and the third Arbitrator shall be chosen by the two so chosen. If the parties fail to choose an Arbitrator within 30 days after notice of commencement of arbitration or if the two Arbitrators fail to choose a third Arbitrator within 30 days after their appointment, the American Arbitration Association



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shall, upon the request of any party to the dispute or difference, appoint the
Arbitrator or Arbitrators to constitute or complete the panel, as the case may be. Any order or determination of the arbitral tribunal shall be final and binding upon the parties to the arbitration as to matters submitted and may be enforced by either party in any court having jurisdiction over the subject matter or over any of the parties. All costs and expenses incurred in connection with any such arbitration proceeding (including reasonable attorneys fees) shall be borne by the party against which the decision is rendered, or, if no decision is rendered, such costs and expenses shall be borne equally by the parties. If the Arbitrators' decision is a compromise, the determination of which party or parties bears the costs and expenses incurred in connection with any such arbitration proceeding shall be made by the Arbitrators on the basis of the Arbitrators' assessment of the relative merits of the parties' positions.

         Section 4.14. Consent to Jurisdiction. Each party hereby submits to the nonexclusive jurisdiction of the Federal courts and the courts of the State of Florida, in each case located in Duval County, Florida for purposes of all legal proceedings arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE CONTEMPLATED TRANSACTIONS.



                           [signature page to follow]



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





         Section 4.15. Survival. Notwithstanding anything herein to the contrary, the provisions of Sections 2.8, 4.1, 4.3, 4.5, 4.6, 4.11, 4.13, 4.14
and this Section 4.15 shall survive any expiration or termination of this Agreement.



         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.



                                    FIDELITY NATIONAL FINANCIAL, INC.


                                    By ________________________________
                                       Name:
                                       Title:




                                    FIDELITY NATIONAL TITLE GROUP, INC.


                                    By ________________________________
                                            Raymond R. Quirk
                                            Chief Executive Officer



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